Unaudited Pro Forma and Actual Financial Information of 2012 acquisition (Detail) (2014 acquisitions, USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jun. 30, 2014	Jun. 30, 2013
2014 acquisitions
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Revenue	$ 505,609	$ 452,246
Net income	$ 1,688	$ 4,762
Basic and diluted net income per common share	$ 0.02	$ 0.06